Exhibit 99.2

SENIOR SUBORDINATED BRIDGE NOTE ADDENDUM

POWERCOLD CORPORATION, a Nevada corporation (the “Borrower”), hereby extends the attached SENIOR SUBORDINATED BRIDGE NOTE, dated August 30, 2006, including all terms an conditions, one month to December 31, 2006 for the designated “Holder”          .

IN WITNESS WHEREOF, the Borrower has caused this Addendum to be signed in its name effective as of this 1st day of December 2006.

POWERCOLD CORPORATION

By:________________________________

Name: Francis L. Simola

Title:  President and CEO

HOLDER: